The Glenmede Fund, Inc.

Philadelphia International Emerging Markets Fund – Class I (GTEMX)

Philadelphia International Emerging Markets Fund – Class IV (GPEMX)

Philadelphia International Small Cap Fund – Class I (GTISX)

Philadelphia International Small Cap Fund – Class IV (GPISX)

Supplement dated June 30, 2015 to the Philadelphia International Emerging Markets Fund and the Philadelphia International Small Cap Fund Prospectuses and Statement of Additional Information, each dated February 28, 2015

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION.

In March 2015, Philadelphia International Advisors LP (“Philadelphia International”), the investment adviser to the Philadelphia International Emerging Markets Fund and the Philadelphia International Small Cap Fund (each a “Portfolio” and collectively, the “Portfolios”), announced that it would be closing its operations effective June 30, 2015. Philadelphia International has agreed to sell certain of its assets (the “Transaction”), including those assets relating to the management of the Portfolios to Segall Bryant & Hamill, LLC (“Segall”), a registered investment adviser. Upon the closing of the Transaction, which occurred earlier today, the portfolio management team that has managed the Portfolios joined Segall and will continue to manage the Portfolios in the same capacity at Segall. In anticipation of the Transaction, on May 18, 2015, the Board of Directors (the “Board”) of The Glenmede Fund, Inc. approved Interim Investment Advisory Agreements (the “Interim Advisory Agreements”), on behalf of each Portfolio, with Segall effective upon the closing of the Transaction. The fee rates under the Interim Advisory Agreements are the same as the prior investment advisory agreements with Philadelphia International. However, Segall’s management fees will be held in an interest-bearing escrow account to be paid to Segall upon shareholder approval of the New Advisory Agreements (as defined below).

On May 18, 2015, the Board also approved proposed new investment advisory agreements with Segall, subject to shareholder approval (the “New Advisory Agreements”) prior to the expiration of the Interim Advisory Agreements.

On May 18, 2015, the Board also approved an Agreement and Plan of Reorganization for each Portfolio relating to the reorganization of each Portfolio (each, a “Reorganization”) into a newly created series of the Investment Managers Series Trust (each an “Acquiring Fund”). Each Acquiring Fund will have substantially similar investment objectives, investment policies and restrictions as its corresponding Portfolio and will continue to be managed by the same investment management team that currently manages each Portfolio. Each Reorganization is subject to the completion of certain conditions, including approval by the applicable Portfolio’s shareholders.

Each Reorganization is expected to be a tax-free reorganization for federal income tax purposes. Shareholders of the Portfolios should consult their own tax advisers regarding possible tax consequences of the Reorganizations, including possible state and local tax consequences.

Proxy materials describing the proposed Reorganizations and New Advisory Agreements, and the Board’s considerations in approving the proposals, will be mailed to shareholders of each Portfolio in anticipation of a special meeting of shareholders, which is expected to be held later this year. If the Reorganization is approved by shareholders and consummated, a Portfolio shareholder who does not wish to become a shareholder of an Acquiring Fund may redeem shares of the Portfolio at any time prior to the Reorganization.

All references to Philadelphia International in the Prospectuses and Statement of Additional Information are hereby deleted and replaced with applicable references to Segall. Segall’s principal offices are located at 540 West Madison Street, Suite 1900, Chicago, Illinois 60661. Segall was founded in 1994 and as of March 31, 2015 had approximately $9.7 billion in assets under management. Segall is approximately 45% owned by the existing members of the firm, with the remaining approximate 55% owned by Thoma Bravo LLC.

Please retain this Supplement for future reference.

The Glenmede Fund, Inc.

Philadelphia International Emerging Markets Fund – Class I (GTEMX)

Philadelphia International Emerging Markets Fund – Class IV (GPEMX)

Philadelphia International Small Cap Fund – Class I (GTISX)

Philadelphia International Small Cap Fund – Class IV (GPISX)

Supplement dated June 30, 2015 to the Philadelphia International Emerging

Markets Fund and the Philadelphia International Small Cap Fund

Statement of Additional Information, dated February 28, 2015

In the sub-section entitled “Portfolio Managers” of “Investment Advisory and Other Services” on page 51 of the Statement of Additional Information (“SAI”), the second to last paragraph is deleted in its entirety and replaced with the following:

Segall Bryant & Hamill, LLC’s (“Segall”) portfolio managers receive a fixed base salary and incentive compensation based on the overall success of the investment strategies they manage. The portfolio managers are also eligible to participate in an equity incentive plan offered by Segall.

The sub-section entitled “Philadelphia International Advisors, LP Proxy Voting Policy” of “Appendix B – Proxy Voting Procedures” on page B-3 of the SAI is deleted in its entirety and replaced with the following:

Segall Bryant & Hamill

Proxy Voting Policy

Segall Bryant & Hamill has adopted the following Proxy Policy.

POLICY

Segall Bryant & Hamill (“SBH”) acts as a discretionary investment adviser for various clients, which may include clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). When entering an investment management agreement with a client, it is the general policy of the SBH to not vote proxies. In specific provisions of SBH’s investment management agreement, clients retain responsibility for voting proxies or responding to other corporate actions. Accounts governed by ERISA (certain pension or retirement plans) are treated differently based on Department of Labor guidelines. Unless an ERISA client specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, SBH will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over ERISA client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. In some cases, corporate actions may not be addressed by the SBH but rather by the client’s custodian.

When voting proxies or acting with respect to corporate actions for clients, SBH’s intent is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). SBH will seek to act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

PURPOSE

The Purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the SBH to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Act of 1940, as amended (“Advisers Act”). These Policies and Procedures are also intended to reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES

Segall Bryant & Hamill uses an outside service provider, Institutional Shareholder Services (“ISS”), to vote proxies.

Instructions are provided to the custodian to forward all proxies to ISS. ISS receives all proxies and votes them in a timely manner and in a manner consistent with the determination of the client’s best interests. Although many proxy proposals can be voted in accordance with ISS’ established guidelines (see “Guidelines” below), it is recognized that some proposals require special consideration which may dictate that the ISS and/or SBH makes an exception to the Guidelines

Conflicts of Interest

SBH has developed this policy to serve the collective interests of its clients, and accordingly, will generally vote pursuant to this policy when conflicts of interest arise. Potential conflicts may arise through business relationships, personal relationships, or familial relationships involving SBH or the SBH staff. When there are proxy voting proposals, however that give rise to conflicts of interest, the proxy will be voted consistent with the recommendations of ISS provided that the SBH believes that such a vote is consistent with the best interest of its clients.

Limitations

As described above, in accordance with a client’s investment advisory contract (or other written directive) or where SBH has determined that it is in the client’s best interest, ISS and/or SBH will not vote proxies received. The following are certain circumstances where ISS and/or SBh will limit its role in voting proxies:

1.	Client Maintains Proxy Voting Authority: As is ordinary the case, where client specifies in writing that it will maintain the authority to vote proxies itself or that if has delegated the right to vote proxies to a third party, ISS and/or SBH will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by SBH, it will promptly be forwarded to the client or specified third party.

2.	Terminated Account: Once a client account has been terminated with SBH in accordance with its investment advisory agreement, ISS and/or SBH will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.	Limited Value: If ISS and/or SBH determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, ISS and/or SBH may abstain from voting a client’s proxies. ISS and/or SBH also will not vote proxies received for securities, which are no longer, held by the client’s account.

4.	Securities Lending Program: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where SBH determines that a proxy vote (or other shareholder action) is materially important to the client’s account, SBH may recall the security for purposes of voting.

5.	Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, SBH may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the clients of the proxy proposal.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, SBH will seek to maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) a record of all proxy statements received by ISS and/or SBH regarding client securities (provided however, that SBH may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client request for proxy voting information; (v) any material documents prepared by SBH were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy. Currently, the requirement is 5 years, 2 of which shall be in the office.

SBH will describe in its Part 2 of Form ADV its proxy voting policies and procedures. Clients may obtain information on how proxies were voted with respect to the clients’ portfolio securities or a copy of Adviser’s Policies and Procedures. In addition to being available in Form ADV, information is available free of charge by calling 312-474-1222 or 800-836-4265. It is also available by writing to the Segall Bryant & Hamill at 540 West Madison Street , Suite 1900, Chicago, Il 60661-2551.

GUIDELINES

ISS will seek to consider each proxy issue individually. Proxy voting may be different for different types of clients (e.g. Taft Harley) ISS issues proxy voting guidelines which are available upon request.

MONITORING

SBH has established monitoring procedures to ensure that:

1.	all accounts in which the client has requested SBH to vote proxies on their behalf are included in the monthly file sent to ISS;

2.	all shares eligible to be voted are being voted by ISS

3.	ISS is voting proxies according the established guidelines.

SBH’s Operations group is responsible for the ongoing monitoring of ISS and will perform periodic random sampling testing as detailed in the desk level procedure maintained by the SBH Proxy administrator.

Please retain this Supplement for future reference.